Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
12-31-2012 Semi-Annual Report

a.
 Copies of any material amendments to the registrant's charter or by-laws;

i.
Second Amended and Restated Agreement and Declaration of Trust, amended and restated
 as of June 17, 2009, (the "Amended Declaration"), of Registrant, Nationwide Mutual
 Funds (the "Trust"), a Delaware Statutory Trust, previously filed as Exhibit EX-28.a with the Trust's Registration Statement on From N-1A, as filed with the SEC on
 November 17, 2009, is hereby incorporated by reference.

        a.  Amending Resolutions dated March 9, 2012, to the Amended Declaration, pertaining to the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund, previously filed as Exhibit EX-28.a.4 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on July 2, 2012, is hereby incorporated by reference.

b.  Amending Resolutions dated June 13, 2012, to the Amended Declaration, pertaining to the Nationwide Inflation-Protected Securities Fund, previously filed as Exhibit
 EX-28.a.5 with the Trust's Registration Statement on Form N-1A, as filed with the
 SEC on September 14, 2012, is hereby incorporated by reference.

        c. Amending Resolutions dated September 6, 2012, to the Amended Declaration, pertaining to the Nationwide Core Plus Bond Fund and Nationwide Emerging Markets
 Equity Fund, previously filed as Exhibit EX-28.a.6 with the Trust's Registration
 Statement on Form N-1A, as filed with the SEC on December 14, 2012, is hereby incorporated by reference.

b.
 N/A

c.
N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory contracts;

i.
Investment Advisory Agreement among Nationwide Mutual Funds (the "Trust") and
 Nationwide Fund Advisors ("NFA"), dated May 1, 2007, pertaining to certain series of the Trust currently managed by NFA, previously filed as Exhibit EX-99.d.2 with the
 Trust's Registration Statement on Form N-1A, as filed with the SEC on June 14, 2007, is hereby incorporated by reference.

a. Exhibit A, as amended December 14, 2012, to the Investment Advisory Agreement
 among the Trust and NFA, dated May 1, 2007, pertaining to certain series of the
 Trust, previously filed as Exhibit EX-.28.d.1.c with the Trust's Registration
 Statement on Form N-1A, as filed with the SEC on December 14, 2012, is hereby incorporated by reference.

   ii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide Asset
 Management, LLC, effective January 1, 2008, for the Nationwide Bond Fund, and
 Nationwide Government Bond Fund, previously filed as Exhibit EX-23.d.3.h with the
 Trust's Registration Statement on Form N-1A, as filed with the SEC on December 19,
 2008, is hereby incorporated by reference.

        a. Exhibit A to the Subadvisory Agreement, amended September 17, 2012, among the
 Trust, Nationwide Fund Advisors and Nationwide Asset Management, LLC, effective
 January 1, 2008, pertaining to Nationwide Inflation-Protected Securities Fund,
 previously filed as Exhibit EX-28.d.3.f.1 with the Trust's Registration Statement on
 Form N-1A, as filed with the SEC on September 14, 2012, is hereby incorporated by reference.

iii.
 Subadvisory Agreement among the Trust, Nationwide Fund Advisors and UBS Global Asset
 Management (Americas) Inc., effective July 19, 2011, for the Nationwide International
 Value Fund, previously filed as Exhibit EX-28.d.3.k with the Trust's Registration
 Statement on Form N-1A, as filed with the SEC on July 1, 2011, is hereby incorporated by reference.

        a.  Exhibit A to the Subadvisory Agreement, amended November 19, 2012, among the
 Trust, Nationwide Fund Advisors and UBS Global Asset Management (Americas) Inc.,
 effective July 1, 2011, pertaining to Nationwide Inflation-Protected Securities Fund,
 previously filed as Exhibit EX-28.d.3.k.1 with the Trust's Registration Statement on
 Form N-1A, as filed with the SEC on December 14, 2012, is hereby incorporated by reference.

iv.
Form of Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Thompson,
 Siegel & Walmsley, LLC, effective _____, for the Nationwide Core Plus Bond Fund, previously filed as Exhibit EX-28.d.1.l with the Trust's Registration Statement on
 Form N-1A, as filed with the SEC on September 14, 2012, is hereby incorporated by reference.

f.
N/A

g.
N/A